                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 1, 1996
                                                           -----------

                        Direct Connect International Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                 0-18288            22-2705223
- --------                                 -------            ----------
(State or other                         (Commission        (IRS Employer
  jurisdiction of incorporation          File Number)        Identification No.)

266 Harristown Road, Glen Rock, New Jersey                     07452
- ------------------------------------------                     -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             (201)445-2101
                                                               -------------

- ------------------------------------------------------------
(Former name or former address, if changed since last report

Item 4.  Changes in Registrant's Certifying Accountant

Effective May 1, 1996, the Company's Board of Directors appointed Bederson & Company LLP ("Bederson") as independent auditors to audit the financial statements of the Company for the fiscal year ended April 30, 1996. Bederson was engaged as auditors following the withdrawal of Mr. Eric Barr as a principal in the accounting firm of Todman & Co. ("Todman"), the auditors of the Company's financial statements for fiscal years up to and including the fiscal year ended April 30, 1995, and after his joining Bederson as a principal. Todman's report on the financial statements of the Company for the fiscal year ended April 30, 1995, contained a qualification as to uncertainty. Such report is attached hereto as Exhibit A. During Todman's engagement there were no disagreements with Todman on any matter of accounting principle or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of Todman would have caused Todman to make reference to the subject matter of the disagreement in connection with Todman's report.


Todman has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that Todman agrees with the statements made by the Company in response to this item. This letter is attached hereto as Exhibit B.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Financial Statements-Not applicable

Pro Forma Financial Information-Not applicable



Exhibits:     (A)  Independent  Auditors'  Report,  dated July 26,  1995.
              (B)  Letter, dated August 15, 1996, to the Securities and Exchange
                   Commission from Todman & Co., CPA's, P.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIRECT CONNECT INTERNATIONAL INC.
                                                   (Registrant)

Date: August 15, 1996                    By: /s/ Peter L. Schneider
      ---------------                    -------------------------
                                             Peter L. Schneider
                                             President and Chief
                                             Operating Officer

                                                                  EXHIBIT A



                            TODMAN & CO., CPAs, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  120 BROADWAY
                               NEW YORK, NY 10271


                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Direct Connect International Inc. and Subsidiary
700 Godwin Avenue, Suite 110
Midland Park, NJ 07432

We have audited the accompanying consolidated balance sheets of Direct Connect International Inc. and Subsidiary as of April 30, 1995 and 1994, and the related consolidated statements of operations, changes in shareholders' (deficit) equity, and cash flows for the years ended April 30, 1995, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Direct Connect International Inc. and Subsidiary as of April 30, 1995 and 1994, and the results of their operations and their cash flows for the years ended April 30, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered a substantial loss from operations, has negative cash flows from operating activities and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ Todman & Co., CPA's, P.C.
- -----------------------------
TODMAN & CO., CPA'S, P.C.
Certified Public Accountants, (N.Y.)

New York, N.Y.
July 26, 1995

                                                                     EXHIBIT B


                            TODMAN & CO., CPAs, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  120 BROADWAY
                              NEW YORK, N.Y. 10271

August 15, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Direct Connect International Inc. (DCI)
       File No.  0-18288
       Form 8-K  Dated May 1, 1996

Dear Sir:

This letter is being sent to the Securities and Exchange Commission in connection with Changes in DCI's Certifying Accountant as reported in the above referenced Form 8-K (Form 8-K)

This will confirm that Todman & Co., CPA's, P.C., auditors of DCI's financial statements for fiscal years up to and including the fiscal year ended April 30, 1995, agrees with the statements made by DCI in response to Item 4 - Changes in Registrant's Certifying Accountant as set forth in the Form 8-K.

Very truly yours,


/S/ Jay Trien
- -------------
Jay Trien
Managing Director